SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549


                                  Form 8-K

                               CURRENT REPORT


                   Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 21,2000

                            LACLEDE GAS COMPANY
----------------------------------------------------------------------------
          (Exact name of registrant as specified in its charter)

           Missouri                   1-1822                    43-0368139
----------------------------------------------------------------------------
 (State or other jurisdiction         (Commission            (IRS Employer
       of incorporation)               File Number)      Identification No.)

   720 Olive Street           St. Louis, Missouri                 63101
----------------------------------------------------------------------------
  (Address of principal executive offices)                      (Zip Code)

Registrant's telephone number, including area code (314) 342-0500
                                                   --------------


                                NONE
----------------------------------------------------------------------------

       (Former name or former address, if changed since last report)

Item 5.    Other Events.

       Pursuant to an Underwriting Agreement, effective September 21, 2000 (the "Underwriting Agreement"), Laclede Gas Company (the "Registrant"), on September 21, 2000, sold to A.G. Edwards & Sons, Inc. (the "Underwriter") $30,000,000 principal amount of its First Mortgage Bonds, 7.90% Series due September 15, 2030 (the "Bonds"). The Bonds have been issued under a Mortgage and Deed of Trust, dated as of February 1, 1945, under which State Street Bank and Trust Company of Missouri, N.A. is the present Trustee. Such Mortgage and Deed of Trust had previously been amended and supplemented and has been further supplemented by a Twenty-Fifth Supplemental Indenture, dated as of September 15, 2000 (the "Supplemental Indenture"). The registration statement on Form S-3 with respect to the First Mortgage Bonds of the Registrant, including the Bonds (File No. 333-40362), was filed by the Registrant on June 29, 2000 and declared effective by the Securities and Exchange Commission on July 24, 2000. Copies of the Underwriting Agreement and the Supplemental Indenture are attached hereto as Exhibits 1.01 and 4.01, respectively.




Item 7.    Exhibits.

       Reference is made to the information contained in the Index to Exhibits filed as part of this Form 8-K.

                                 SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934,the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
                                       LACLEDE GAS COMPANY
                                         (Registrant)



                                       By: /s/ Gerald T. McNeive, Jr.
                                          ---------------------------------
                                          Gerald T. McNeive, Jr.
                                          Senior Vice President-Finance
                                          and General Counsel


September 27, 2000
------------------
      (Date)

                            Index to Exhibits


Exhibit No.
-----------

   1.01 Underwriting Agreement dated September 21, 2000, entered into by the Registrant and the Underwriter relating to the Bonds.

   4.01 Twenty-Fifth Supplemental Indenture dated as of September 15, 2000 to Registrant's Mortgage and Deed of Trust, dated as of February 1, 1945.